SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2003

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

                       Nevada                            76-0364866
        -----------------------------------     -----------------------------
        (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)               Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas        77042
-------------------------------------------------------------      -----------
    (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000




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Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibits       Description of Exhibits
--------       -----------------------
99.1           Registrant's press release dated April 30, 2003 announcing earnings for the quarter ended March 31, 2003.*

*Furnished herewith.


Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information is being provided under Items 9 and 12 of Form 8-K.

On April 30, 2003, U.S. Physical Therapy, Inc. reported its results for the three months ended March 31, 2003. The earnings release is attached hereto as
Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             U.S. PHYSICAL THERAPY, INC.


Dated: May 2, 2003                           By:    /s/ J. Michael Mullin
                                                    ---------------------
                                             Name:  J. Michael Mullin
                                             Title: Chief Financial Officer





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EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1 Registrant's press release dated April 30, 2003 announcing earnings for the quarter ended March 31, 2003.*

*Furnished herewith.